UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 7.01. Regulation FD Disclosure.

On June 13, 2018, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) issued a press release announcing the presentation of data from the open-label extensions of its systemic sclerosis (“SSc”) and dermatomyositis (“DM”) Phase 2 clinical studies at the Annual European Congress of Rheumatology. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events

On June 13, 2018 the Company announced that data from open-label extensions (“OLEs”) of its systemic sclerosis and dermatomyositis Phase 2 studies were presented at the Annual European Congress of Rheumatology.

Systemic Sclerosis

Study Design

Thirty-six subjects with diffuse cutaneous SSc received open-label dosing with lenabasum at 20 mg twice per day following 16-weeks participation in the preceding double-blinded placebo-controlled phase of the lenabasum Phase 2 study. There was an average 20-week wash-out from investigational product prior to the start of the OLE. Twenty-seven subjects completed 1-year follow-up in the OLE at the time of this data-cut. Lenabasum treatment was in addition to standard-of-care treatments for SSc, including stable doses of concomitant immunosuppressive drugs in 94% of subjects.

Efficacy Outcomes

The modified Rodnan Skin Score (mRSS), a physician assessment of skin involvement and the primary outcome for the upcoming Phase 3 study of lenabasum in SSc, improved by a mean of -9.4 points from baseline at the start of the Phase 2 study. The baseline mRSS at study start was 24 points. At 1 year, 77% of subjects achieved a degree of improvement in mRSS that is considered medically meaningful (reduction ≥ 5 points), and 50% achieved ≥ 10 points improvement in mRSS.

The ACR Composite Response Index in diffuse cutaneous Systemic Sclerosis score (ACR CRISS) increased steadily with lenabasum treatment and reached 92% (median), with 50% of subjects achieving a score > 95% at 1 year. Patient-reported disability, function, skin symptoms and global health all improved from study start and OLE start.

The mRSS and ACR CRISS, responses exceeded those seen in the 16-week double-blind placebo-controlled phase and the 6-month time point in the OLE.

Safety

There were no severe or serious AEs and no clinically significant laboratory abnormalities related to the drug. Thirty-three (92%) subjects experienced AEs, and 7 (19%) subjects experienced AEs related to lenabasum during open-label dosing. AEs that occurred in ≥ 10% of subjects (n, %) were upper respiratory tract infection (8, 22%), arthralgia, skin ulcer, and urinary tract infection (5, 13.9% each), and diarrhea (4, 11.1%).

Lenabasum has been granted Orphan Drug Designation and Fast Track status for the treatment of SSc from the FDA and Orphan Designation from the EMA. Lenabasum is currently being evaluated in the international multicenter Phase 3 RESOLVE-1 study, a double-blind, randomized, placebo-controlled study assessing the efficacy and safety for the treatment of diffuse cutaneous SSc.

Dermatomyositis

Study Design

Twenty subjects with refractory, skin-predominant DM received open-label dosing with lenabasum at 20 mg twice per day following 16-weeks participation in the preceding double-blinded placebo-controlled part of the lenabasum Phase 2 study. There was a mean 31-week wash-out off investigational product prior to the start of the OLE. Seventeen subjects completed 6-months (28-weeks) follow-up in the OLE at the time of data-cut. Lenabasum treatment was in addition to standard-of-care treatments for DM, including stable doses of concomitant immunosuppressive drugs in 91% of subjects.

Efficacy Outcomes

At 6 months (28 weeks), the CDASI activity score improved by a mean of -15.4 points from baseline at the start of the Phase 2 double-blind, placebo-controlled phase of the study. The baseline CDASI activity score at study start was 35 points. At 6 months, 88% of subjects achieved reduction ≥ 5 points, which is considered medically meaningful, 82% achieved reduction ≥ 10 points, and 47% had achieved a low CDASI activity score (≤ 14 points). Patient-reported global disease activity, global skin disease, function, pain, and skin symptoms all improved from study start and OLE start, as did physician global disease and skin activity assessments.

Safety

There were no severe or serious AEs and no clinically significant laboratory abnormalities related to the drug. Thirteen (65%) subjects experienced AEs, and 5 (25%) subjects experienced AEs related to lenabasum during open-label dosing. A DM flare, which is an episode of worsening of the disease, was the only AE that occurred in ≥ 2 subjects, occurring in 2 subjects (one of which experienced a reduction of 14 points in CDASI activity from study start and another of which experienced an increase of 5 points from study start).

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 12, 2018 by Corbus Pharmaceuticals Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: June 13, 2018	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 12, 2018 by Corbus Pharmaceuticals Holdings, Inc.